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Exhibit 23.2

Consent of Independent Registered Public Accounting Firm

        We consent to the reference to our firm under the captions "Experts" and "Selected financial data" and to the use of our report dated February 19, 2004, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-120280) and related Prospectus of NitroMed, Inc.

/s/ Ernst & Young LLP

Boston, Massachusetts
November 19, 2004

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Consent of Independent Registered Public Accounting Firm